Exhibit 10.23

LEASE GUARANTY

THIS LEASE GUARANTY (“Guaranty”) is made this    7    day of  March             , 2008, by the undersigned (hereinafter referred to as “Guarantor”, whether one or more) in favor of Alliance Gateway No. 23, Ltd., a Texas limited partnership (“Landlord”).

FOR VALUE RECEIVED, Guarantor hereby unconditionally, irrevocably and absolutely guarantees to Landlord the prompt and full payment and performance, when due, subject to any notice and cure rights of Tenant set forth in the Lease, of all obligations and covenants of ENTECH, Inc. (“Tenant”), fixed or contingent, arising out of the Lease Agreement dated                                                                , 2008, executed by and between Tenant and Landlord and any and all renewals, extensions, amendments, and modifications thereof (collectively, the “Lease”), or which Tenant, or its successors or assigns, may in any other manner now or at any time hereafter owe Landlord in connection with the Lease, including, but not limited to, rent, taxes, insurance, operating expenses, maintenance costs, damages and expenses resulting from Tenant’s default under the Lease, interest and collection costs (collectively, the “Obligations”).

1.             CONTINUING GUARANTY.  This is a continuing Guaranty and shall apply to the Obligations and any renewals, extensions, amendments, modifications, waivers and transfers thereof.

2.             OTHER REMEDIES.  Landlord shall not be required to pursue any other remedies before invoking the benefits of this Guaranty; specifically, Landlord shall not be required to take any action against Tenant or any other person, to exhaust its remedies against any other guarantor of the Obligations, any collateral or other security, or to resort to any balance of any deposit account or credit on the books of Landlord in favor of Tenant or any other person.

3.             OBLIGATIONS NOT IMPAIRED.  Prior to performance and satisfaction in full of the Obligations, the liability of Guarantor under this Guaranty shall not be released or impaired without the prior written consent of Landlord, except as provided in Section 18 hereof.  Without limiting the generality of the foregoing, the liability of Guarantor shall not be released or impaired on account of any of the following events:

(a)           the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Tenant or any of its assets;

(b)           the addition of a new guarantor or guarantors;

(c)           any bankruptcy or insolvency proceedings against or by Tenant, its property, or its estate or any modification, discharge or extension of the Obligations resulting from the operation of any present or future provision of the United States Bankruptcy Code or any other similar federal or state statute, or from the decision of any court, it being the intention hereof that Guarantor shall remain liable on the Obligations notwithstanding any act, omission, order, judgment or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

(d)           Landlord’s failure to use diligence in preserving the liability of any person on the Obligations, or in bringing suit to enforce collection of the Obligations;

(e)           the substitution or withdrawal of collateral, or release of collateral, or the exercise or failure to exercise by Landlord of any right conferred upon it herein or in any collateral agreement;

(f)            if Tenant is not liable for any of the Obligations because the act of creating the Obligations is ultra vires, or the officers or persons creating the Obligations acted in excess of their authority, or for any reason the Obligations cannot be enforced against Tenant;

(g)           any payment by Tenant to Landlord if such payment is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment to Tenant or pay the amount thereof to any other party;

(h)           if this Guaranty is ever deemed invalid or unenforceable as to the Guarantor;

(i)            any extension, renewal, amendment, or modification of the Lease; or

(j)            any assignment of the Lease or subletting of all or any portion of the premises leased pursuant to the Lease except as expressly permitted therein without Landlord’s consent.

4.             BENEFIT TO GUARANTOR.  Guarantor acknowledges and warrants that it derives or expects to derive financial and other advantage and benefit, directly or indirectly, from the Lease, the Obligations and the release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Landlord to Tenant.  Guarantor acknowledges that, in entering into the Lease, Landlord is relying on Guarantor’s agreements contained in this Guaranty and on Guarantor’s creditworthiness.  Guarantor acknowledges that Landlord would not have entered into the Lease without Guarantor’s guarantee of the Obligations pursuant to the terms hereof.

5.             JOINT AND SEVERAL LIABILITY.  Unless the context clearly indicates otherwise, “Guarantor” shall mean the guarantor hereunder, or any of them, if more than one.  The obligations of said guarantors hereunder if more than one, shall be joint and several.  Suit may be brought against said guarantors jointly and severally, and against any one or more of them, or less than all, without impairing the rights of Landlord against the others of said guarantors; and Landlord may compromise with any one of said guarantors for such sums or sum as it may see fit and release such of said guarantors from all further liability to Landlord for such indebtedness without impairing the right of Landlord to demand and collect the balance of such indebtedness from others of said guarantors not so released; but it is agreed among said guarantors themselves, however, that such compromising and release shall not impair the rights and obligations of said guarantors as among themselves.

6.             CHANGE IN COMPOSITION.  Should the status, composition, structure or name of Tenant change, including, but not limited to, by reason of a merger, dissolution,

consolidation or reorganization, this Guaranty shall continue and also cover the indebtedness and Obligations of Tenant under the new status, composition structure or name according to the terms hereof.  If Tenant is a general or limited partnership, no termination of said partnership, nor withdrawal therefrom by, or termination of any ownership interest therein owned by, any general or limited partner of such partnership shall alter, limit or modify Guarantor’s obligations set forth in this Guaranty or otherwise affect this Guaranty in any manner whatsoever, all of which obligations of Guarantor shall remain in effect as herein written.

7.             WAIVER AND SUBROGATION OF GUARANTOR’S RIGHTS AGAINST TENANT.  Until all of Tenant’s obligations under the Lease are fully performed, Guarantor

a.                                       waives any rights that Guarantor may have against Tenant by reason of any one or more payments or acts in compliance with the obligations of Guarantor under this Guaranty; and

b.                                      subordinates any liability or indebtedness of Tenant held by Guarantor to the obligations of Tenant to Landlord under the Lease.

8.             DEATH OR DISSOLUTION OF GUARANTOR.  Upon the death, dissolution or bankruptcy of Guarantor, the liability of Guarantor shall continue against its assets as to all Obligations which shall have been incurred by Tenant.

9.             FINANCIAL STATEMENTS.  The Guarantor warrants and represents to Landlord that all financial statements heretofore delivered by Guarantor to Landlord are true and correct in all material respects and there are no material adverse changes with respect thereto as of the date hereof.  Guarantor further agrees to deliver true, correct and complete current, audited financial statements (which shall include, at a minimum, a balance sheet, profit and loss statement), bank references and Dun & Bradstreet reports on Guarantor, if available within ten (10) days after the same are publicly released and ten (10) business days written notice from Landlord.

10.           WAIVER OF NOTICE.  Guarantor waives diligence on the part of Landlord in the collection and enforcement of the Obligations, protest, and all extensions that may be granted to Tenant with respect thereto.  Guarantor waives notice of acceptance of this Guaranty.  Guarantor additionally waives grace, demand, presentment, notice of demand and all other notices (to the extent allowed by law).

11.           LIMITATION ON INTEREST.  To the extent that any law limiting the amount of interest that may be contracted for, charged or received is applicable to the indebtedness of Guarantor under this Guaranty, no provision of this Guaranty shall require the payment or permit the collection of any sum in excess of the maximum lawful amount of interest applicable to Guarantor’s indebtedness under this Guaranty.  If any sum in excess of the maximum lawful amount applicable to Guarantor’s indebtedness under this Guaranty is provided for herein, the provision of this paragraph shall govern, and Guarantor shall not be obligated to pay any sum in excess of the maximum lawful amount applicable to Guarantor’s indebtedness under this Guaranty.  The intention of Guarantor and Landlord hereunder is to comply with all laws applicable to this Guaranty and Guarantor’s liability hereunder.

12.           MODIFICATION OR CONSENT.  No modification, consent or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Landlord, and then shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Guarantor, in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances.  No delay or omission by Landlord in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof or the exercise of any other right or power hereunder.  All rights and remedies of Landlord hereunder are cumulative of each other and of every other right or remedy which Landlord may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

13.           INDUCEMENT TO LANDLORD.  Guarantor acknowledges that this Guaranty is given to induce Landlord to enter into the Lease and to extend credit to Tenant which would not be extended except in reliance upon this Guaranty.

14.           ATTORNEYS’ FEES.  If a lawsuit is instituted in connection with this Guaranty, then Guarantor agrees to pay to Landlord all expenses incurred in connection with such lawsuit (including, but not limited to, reasonable attorneys’ fees and costs of court).

15.           SUCCESSORS AND ASSIGNS.  This Guaranty is for the benefit of Landlord, and its successors or assigns.  Landlord may assign its rights hereunder in whole or in part; and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.  The liability of Guarantor hereunder shall be binding upon all heirs, estates, executors, administrators, legal representatives, successors and assigns of Guarantor.

16.           HEADINGS.  The section headings hereof are inserted for convenience of reference only and shall not alter, define or be used in construing the text of this instrument.

17.           PLACE OF PERFORMANCE.  Guarantor agrees that this agreement is performable in Tarrant County, Texas.  Suit on this Guaranty may be brought in any state or federal court in Tarrant County, Texas and Guarantor waives the right to be sued elsewhere.  This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of Texas in all respects.

18.           TERM.  This Guaranty shall terminate only when all of the Obligations have been fully performed and satisfied.

19.           GUARANTY OF PAYMENT AND PERFORMANCE.  This is a guaranty of payment and performance and not a guaranty of collection.

20.           PAST DUE AMOUNTS.  All past due payments of the Obligations shall bear interest at the lesser of (a) the maximum lawful rate, or (b) eighteen percent (18%).

21.           REPRESENTATIONS.  Guarantor represents and warrants to Landlord that (i) Guarantor has executed this Guaranty of its free will and accord; (ii) Guarantor has read and understands the terms of this Guaranty and the Lease; (iii) Guarantor has had the opportunity to have this Guaranty and the Lease reviewed by an attorney of Guarantor’s choice; and (iv) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor.

22.           ENTIRE AGREEMENT.  Guarantor acknowledges and agrees that this Guaranty accurately represents and contains the entire agreement between Guarantor and Landlord with respect to the subject matter hereof, that Guarantor is not relying, in the execution of this Guaranty, on any representations (whether written or oral) made by or on behalf of Landlord except as expressly set forth in this Guaranty, and that any and all prior statements and/or representations made by or on behalf of Landlord to Guarantor (whether written or oral) in connection with the subject matter hereof are merged herein.  This Guaranty shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Landlord and Guarantor.

23.           SEVERABILITY.  A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

24.           WAIVER OF RIGHT TO JURY TRIAL.  GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS GUARANTY OR THE LEASE OR ANY CONDUCT, ACT, FAILURE TO ACT OR OMISSION OF OR BY LANDLORD OR GUARANTOR, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LANDLORD OR GUARANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, OR IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE LEASE.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  Neither this provision nor any provision in the Lease regarding waiver of jury trial or submission to jurisdiction or venue in any court is intended or shall be construed to be in derogation of any provision herein or in the Lease for arbitration of any controversy or claim.

25.           STATE SPECIFIC PROVISIONS.  To the extent allowed by law, this Guaranty shall be effective as a waiver of, and Guarantor waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws or similar laws in effect from time to time including, but not limited to, Chapter 34 of the Texas Business and Commerce Code, Rule 31 of the Texas Rules of Civil Procedure, and Section 17.001 of the Texas Civil Practice & Remedies Code.

[signatures on the following page]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first written above.

GUARANTOR:

ADDRESS OF GUARANTOR:		WorldWater & Solar Technologies Corp.,
a Delaware corporation

		By:	/s/ Larry L. Crawford
200 Ludlow Drive, Ewing, NJ 08638		Name:
Title:

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the          day of                         , 2008, by                                                                                                                              of WorldWater & Solar Technologies Corp., on behalf of said corporation.

Notary Public, State of ______________

My Commission Expires:	Notary’s Printed/Typed Name